Debt	12 Months Ended
Dec. 31, 2025
Debt [Abstract]
Debt
7.	Debt:

The amounts in the consolidated balance sheets are analyzed as follows (facility names defined below):

Financier / Vessel(s)	December 31,
	2024	2025
Total long-term debt:
1st CMBFL Facility (M/T Julius Caesar and M/T Legio X Equestris)	120,764	-
1st AVIC Facility (M/T Eco Oceano CA)	40,066	-
2nd AVIC Facility (M/T Eco West Coast)	38,617	-
Huarong Facility (M/T Eco Malibu)	38,800	-
2nd CMBFL Facility (M/T Eco Marina Del Rey)	27,000	-
HSBC Facility (M/Y Parabellvm)	-	13,040
New Huarong Facility (M/T Eco Marina Del Rey, M/T Eco Oceano CA, M/T Julius Caesar and M/T Legio X Equestris)	-	205,460
Total long-term debt	265,247	218,500
Less: Deferred finance fees	(5,989)	(1,888)
Total long-term debt net of deferred finance fees and debt discounts	259,258	216,612

Presented:
Current portion of long-term debt	14,202	11,824
Long-term debt	245,056	204,788

HSBC Facility

On February 7, 2023, the shipowning company that owns the M/Y Parabellvm entered into a credit facility with HSBC Private Bank (Suisse) Sa (“HSBC”) for Euro 14,340 for the financing of the M/Y Parabellvm. This facility was drawn down in full. The credit facility is repayable in 28 consecutive quarterly installments of Euro 358.5 commencing in November 2023, plus a balloon installment of Euro 4,302 payable together with the last installment.

The facility contains various covenants, including (i) an asset cover ratio of 167% up to August 2025, 182% from August 2025 to August 2027 and 200% from August 2027 onwards, (ii) Debt Servicing Coverage Ratio shall be not less than 1.20:1, where “Debt Service” is defined as the aggregate of interest and repayment relating to the HSBC Facility and “Debt Servicing Coverage Ratio” means the ratio of EBITDA of the Company to Debt Service. (iii) minimum free liquidity of three months interest service. Additionally, the facility contains restrictions on the shipowning company from incurring further indebtedness or guarantees and it also restricts the shipowning company and the Company from paying dividends if an event of default has occurred and is continuing or if such a payment will result in an event of default. Additionally, the facility contains a cross-default covenant which is triggered when an event of default has occurred in any other loan from HSBC that Mr. Evangelos J. Pistiolis (or any of his Affiliates) has obtained.

Finally, there is a covenant where Mr. Evangelos J. Pistiolis (or any of his Affiliates) must keep with HSBC Liquid Financial Assets, net of any debt, in an amount equal to US$12,000 (or its equivalent in any other currency) and should maintain such amount throughout the duration of the loan. For the avoidance of any doubt, “Liquid Financial Assets” shall be construed to include cash, cash alternative solutions (including fixed rate notes and credit-linked notes), equities, bonds, structured products and mutual funds.

The facility is secured as follows:

•	First priority mortgage over M/Y Para Bellvm;
•	Assignment of insurance and earnings of the mortgaged vessel;
•	Specific assignment of any time charters with duration of more than 30 days;
•	Corporate guarantee of the Company;
•	Pledge of the shares of the shipowning subsidiary;
•	Pledge over the earnings account of the vessel.

The facility bears interest at three-month EURIBOR plus a margin of 2.30%.

FINANCINGS COMMITTED UNDER SALE AND LEASEBACK AGREEMENTS

The majority of the below sale and leaseback agreements (“SLB”s) contain, customary covenants and event of default clauses, including cross-default provisions and restrictive covenants.

The New Huarong Facility (defined below) contains performance requirements including (i) a ratio of total net debt to the aggregate market value of the Company’s fleet, current or future, of no more than 85% and (ii) minimum free liquidity of $550 per VLCC vessel, $400 per Suezmax vessel and $350 per MR Product vessel, at the guarantors level.

Concurrently with the entry into the New Huarong Facility, the Company extended its corporate guarantee to also cover the obligations deriving from the SLBs with the same financier (Huarong) for its former vessels M/T Eco West Coast and M/T Eco Malibu that were spun-off to Rubico (Note 8). The facilities include cross default provisions where the Company’s New Huarong Facility will be deemed in default should Rubico default under its respective Huarong SLB provisions.

The SLBs included below (excluding the New Huarong SLB) contained performance requirements including (i) a ratio of total net debt to the aggregate market value of the Company’s fleet, current or future, of no more than 75% and (ii) minimum free liquidity of $500 per vessel at the guarantors level.

Additionally, all the SLBs contain restrictions on the relative shipowning company from incurring further indebtedness or guarantees and paying dividends when in default or if such dividend payment would result in an event of default or termination event under the SLB agreements. The same dividend restrictions apply to the Company as well. All the SLBs have change of control provisions whereby there may not be a change of control of the Company, save with the prior written consent of the financier.

Finally, China Merchants Bank Financial Leasing Co., Ltd. (“CMBFL”) SLBs had an asset cover ratio covenant of 125%, whereas the Huarong and AVIC SLBs had an asset cover ratio covenant of 120% and the New Huarong Facility has an asset cover ratio covenant of 117.6%.

All the below SLBs are secured mainly by the following:

•	Ownership of the vessel financed;
•	Cross-default covenants, in the case where one bank finances more than one vessel;
•	Assignment of insurances and earnings of the vessel financed;
•	Specific assignment of any time charters of the vessel financed with duration of more than 12 months;
•	Corporate guarantee of Top Ships Inc.;
•	Pledge of the shares of the relative shipowning subsidiary;
•	Pledge over the earnings account of the vessel financed.

Cargill Facility

On June 29, 2018 the Company entered into an SLB and a five-year time charter with Cargill, a non-affiliated party, for its newbuilding vessel M/T Eco Marina Del Rey delivered in March 2019. Consummation of the SLB took place on the vessel’s delivery date. Following the sale, the Company bareboat chartered back the vessel at a bareboat hire rate of $8,600 per day and simultaneously the vessel commenced its five-year time charter with Cargill. As part of this transaction, the Company had the obligation to buy back the vessel at the end of the five-year period for $22,680. The gross proceeds from the sale were $32,387.

The facility also contained a fair value appreciation sharing provision, whereby the Company had to share with Cargill 25% of the excess of the fair market value of the vessel over a predetermined amount amortized on a daily basis to the facility’s maturity or to when the vessel was sold. As a result of Cargill’s entitlement to participate in the appreciation of the market value of the vessel and the significant increase in tankers’ fair values as of December 31, 2022 compared to December 31, 2021, the Company recognized a participation liability of $3,271 as of December 31, 2022, presented in “Vessel fair value participation liability” in the consolidated balance sheets, with a corresponding debit to a debt discount account, presented contra to the loan balance, broken down to current and non-current long-term debt accordingly. Due to the fact that tanker values continued to increase throughout 2023, the Company increased that participation liability by $1,729 to $5,000 during the year ended December 31, 2023 and since the facility matured in 2024, such participation liability was presented under current liabilities. During the years ended December 31, 2023 and 2024, the Company amortized $3,537 and $1,419 of that Debt discount, such amortization presented in Interest and finance costs in the consolidated statements of comprehensive income. The Company purchased the vessel on May 1, 2024, for $22,671 and also settled the Fair value participation (that as of the date of the purchase was $4,956) with funds from the 2nd CMBFL Facility (see below).

The SLB with Cargill was accounted for as a financing transaction, as control remained with the Company and as such the M/T Eco Marina Del Rey was recorded as an asset on the Company’s balance sheet. In addition, the Company had an obligation to repurchase the vessel.

1st CMBFL Facility

On January 16 and January 23, 2024, the Company exercised its purchase options under a previously entered facility with CMBFL and took full ownership of M/Ts Julius Caesar and Legio X Equestris for $48,604 and $49,272 respectively. Following the vessels purchase that was facilitated via Company’s cash and a short-term revolving bridge loan from HSBC Private Bank (Suisse) SA (“HSBC” and the “HSBC Bridge Loan”), the Company on January 18 and January 25, 2024 concluded new SLBs for the financing of M/Ts Julius Caesar and Legio X Equestris respectively (the “1st CMBFL Facility”) from the same institution (CMBFL). The duration of the 1st CMBFL Facility was for eight years and the Company had continuous options, after the first year, to buy back the vessels at purchase prices stipulated in the 1st CMBFL Facility depending on when the option would be exercised and at the end of the eight-year period the Company had an option to buy back the vessels for a consideration of $37,500 per vessel. The 1st CMBFL Facility had a fixed bareboat hire rate of $7,300 per annum per vessel that included both interest and repayment.

The consideration from the 1st CMBFL Facility amounted to $125,000 ($62,500 per vessel) and the SLBs had similar customary covenants and event of default clauses as the SLBs that preceded them with CMBFL. Under the HSBC Bridge Loan the Company drew down $20,000 on January 16, 2024 for the purchase of M/T Julius Caesar that were repaid on January 18, 2024 and another $8,000 on January 23, 2024 for the purchase of M/T Legio X Equestris that were repaid on January 25, 2024. The HSBC Bridge Loan was for a maximum amount of $24,000 at any time, carried an interest of 3% plus term SOFR and was guaranteed by Mr. Evangelos J. Pistiolis, for which guarantee Mr. Evangelos J. Pistiolis charged the Company a 1% fee on the amounts drawn down. The Company purchased M/Ts Julius Caesar and M/T Legio X Equestris on October 17, 2025 and October 24, 2025, respectively, for $58,155 each, with funds from the New Huarong Facility (see below) and the Company accelerated the amortization of deferred finance fees of $2,667 and also incurred purchase fees of $1,032 for each vessel.

The 1st CMBFL Facility was accounted for as a financing transaction, as control remained with the Company and the two vessels were recorded as assets on the Company’s balance sheet. In addition, the Company had continuous options to repurchase the vessels, at prices expected to be below fair value. Finally, the Company treated the 1st CMBFL Facility as a debt modification (refinancing) of the previously entered facility with CMBFL.

1st AVIC Facility

On March 2, 2022, the Company entered into an SLB with AVIC, for $48,200 for the financing of the M/T Eco Oceano CA. Consummation of the SLB took place on March 4, 2022. The Company bareboat chartered back the vessel for a period of ten years at bareboat hire rates comprising of 40 consecutive quarterly installments of $678 and a balloon payment of $21,087 payable together with the last installment, plus interest based on LIBOR (which was switched to SOFR on December 8, 2023) plus 3.50%, that was later reduced to 3.00% upon entering into the 2nd AVIC Facility (see below).

As part of this transaction, the Company had continuous options to buy back the vessel at purchase prices stipulated in the bareboat agreement depending on when the option would be exercised and at the end of the ten-year period the Company had an obligation to buy back the vessel at a cost represented by the balloon payment.

The 1st AVIC Facility was accounted for as a financing transaction, as control remained with the Company and M/T Eco Oceano CA. continued to be recorded as an asset on the Company’s balance sheet. In addition, the Company had an obligation to repurchase the vessel. The Company purchased M/T Eco Oceano CA on November 6, 2025, for $38,033, with funds from the New Huarong Facility (see below), the Company accelerated the amortization of $650 of deferred finance fees and also incurred purchase fees of $190.

2nd AVIC Facility

On December 14, 2023, the Company consummated an SLB with AVIC (the “2nd AVIC Facility”), for $41,000, for the refinancing of the M/T Eco West Coast. The Company bareboat chartered back the vessel for a period of ten years at bareboat hire rates comprising of 120 consecutive monthly installments of $183.3 and a balloon payment of $19,000 payable on the last installment, plus interest based on Term SOFR plus 2.65%.

As part of this transaction, the Company had continuous options to buy back the vessel at purchase prices stipulated in the bareboat agreement depending on when the option would be exercised and at the end of the ten-year period the Company had an obligation to buy back the vessel at a cost represented by the balloon payment.

The 2nd AVIC Facility was accounted for as a financing transaction, as control remained with the Company and M/T Eco West Coast continued to be recorded as an asset on the Company’s balance sheet. In addition, the Company had an obligation to repurchase the vessel. The outstanding balance of the 2nd AVIC Facility on the spin off distribution date, amounting to $37,333, was transferred to Rubico following completion of the Spin-Off.

Huarong Facility

On December 20, 2023, the Company consummated an SLB with China Huarong Shipping Financial Leasing Co Ltd. (“Huarong” and the “Huarong Facility”), for $41,000 for the refinancing of the M/T Eco Malibu. The Company bareboat chartered back the vessel for a period of ten years at bareboat hire rates comprising of 120 consecutive monthly installments of $183.3 and a balloon payment of $19,000 payable on the last installment, plus interest based on Term SOFR plus 2.50%.

As part of this transaction, the Company had continuous options to buy back the vessel at purchase prices stipulated in the bareboat agreement depending on when the option would be exercised and at the end of the ten-year period the Company had an obligation to buy back the vessel at a cost represented by the balloon payment.

The Huarong Facility was accounted for as a financing transaction, as control remained with the Company and M/T Eco Malibu continued to be recorded as an asset on the Company’s balance sheet. In addition, the Company had an obligation to repurchase the vessel. The outstanding balance of the Huarong Facility on the spin off distribution date, amounting to $37,517, was transferred to Rubico following completion of the Spin-Off.

2nd CMBFL Facility

On May 1, 2024, the Company consummated an SLB with CMBFL (the “2nd CMBFL Facility”) for $28,000 for the refinancing of its vessel M/T Eco Marina Del Rey. The Company bareboat chartered back the vessel for a period of seven years at bareboat hire rates comprising of 28 consecutive quarterly installments of $500 and a balloon payment of $14,000 payable together with the last installment, plus interest based on the three months Term SOFR plus 2.60%.

As part of this transaction, the Company had continuous options to buy back the vessel at purchase prices stipulated in the bareboat agreement depending on when the option would be exercised and at the end of the seven-year period it had an option to buy back the vessel at a cost represented by the balloon payment.

The 2nd CMBFL Facility was accounted for as a financing transaction, as control remained with the Company and the vessel continued to be recorded as an asset on the Company’s balance sheet. In addition, the Company had continuous options to repurchase the vessel at prices expected to be below fair value. The Company purchased M/T Eco Marina Del Rey on October 31, 2025, for $25,500, with funds from the New Huarong Facility (see below) and the Company accelerated the amortization of deferred finance fees of $494 and also incurred purchase fees of $459.

New Huarong Facility

On August 1, 2025, the Company entered into an SLB for its owned fleet (which comprised of M/T Eco Marina Del Rey, M/T Eco Oceano CA, M/T Julius Caesar and M/T Legio X Equestris  as of that date, since the M/T Eco Malibu and the M/T Eco West Coast had been distributed to Rubico) in the amount of $207,000 ($28,000 for M/T Eco Marina Del Rey, $42,000 for M/T Eco Oceano CA and $68,500 for each of M/T Julius Caesar and M/T Legio X Equestris), for the purpose of refinancing the 1st CMBFL Facility, the 2nd CMBFL Facility, the Huarong Facility and the 1st AVIC Facility (see above). The New Huarong facility was consummated on October 31, 2025 for M/T Eco Marina Del Rey, November 6, 2025 for M/T Eco Oceano CA, October 17, 2025 for M/T Julius Caesar and October 24, 2025 for M/T Legio X Equestris. Pursuant to the SLB terms, the Company bareboat chartered back the vessels for a period of ten years (except for M/T Marina Del Rey which is for seven years) at bareboat hire rates comprising of 84 consecutive monthly installments of $178.6 for M/T Marina Del Rey, 120 consecutive monthly installments of $183.3 for M/T Eco Oceano and $250 for each of M/T Julius Caesar and M/T Legio X Equestris  along with a purchase obligation of, $13,000 for M/T Marina Del Rey, $20,000 for M/T Eco Oceano and $38,500 for each of M/T Julius Caesar and M/T Legio X Equestris at the expiry of their respective bareboat charters. The New Huarong facility bears an interest rate of 3-month term SOFR plus a margin of 1.95% per annum. Under the New Huarong Facility terms, the Company will have the option to buy back the vessels following the end of the first year at purchase prices stipulated in their respective bareboat charter agreement depending on when the option is exercised.

The New Huarong Facility was accounted for as a financing transaction, as control remains with the Company and M/T Eco Marina Del Rey, M/T Eco Oceano CA, M/T Julius Caesar and M/T Legio X Equestris will continue to be recorded assets on the Company’s balance sheet. In addition, the Company has an obligation to repurchase the vessels at the end of their respective SLB term.

The applicable SOFR as of December 31, 2025, was approximately 3.74%.

Scheduled Principal Repayments: The Company’s annual principal payments required to be made after December 31, 2025, on its debt obligations, are as follows:

Years
December 31, 2026	12,026
December 31, 2027	12,026
December 31, 2028	12,026
December 31, 2029	12,026
December 31, 2030 and thereafter	170,396
Total	218,500

As of December 31, 2024 and 2025, the Company was in compliance with all covenants with respect to its credit facilities. The fair value of debt outstanding on December 31, 2025, after excluding unamortized financing fees, approximates its carrying amount due the fact that it has variable interest rates (SOFR and Euribor).

Financing Costs: The net additions in deferred financing costs amounted to $3,024 and $1,807 during the years ended, December 31, 2024 and 2025 respectively.